UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive, Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 646-6446

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 20, 2025, Azitra, Inc. (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). Proxies had been submitted by stockholders representing over one-third of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Special Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the proxy statement.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Special Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal No. 1. Stockholders approved an amendment (as set forth on Exhibit A to the Company’s proxy statement) to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range and with such reverse stock split to be effectuated at such time and date, if at all, to be determined by the Board of Directors. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,435,494	657,144	342	0

Proposal No. 2. Stockholders approved to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,476,620	614,341	2,019	0

Although Proposal No. 2 was approved by the Company’s stockholders, the Board of Directors did not elect to adjourn the meeting as Proposal No. 1 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2025	AZITRA, INC.

/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer